Exhibit 10.1
Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 2, 2017, is entered into by and among MARKEL CORPORATION, a Virginia corporation with its principal offices in Glen Allen, Virginia (the “Borrower”), MARKEL BERMUDA LIMITED, a Bermuda company, MARKEL GLOBAL REINSURANCE COMPANY (formerly Alterra Reinsurance USA Inc.), a Delaware corporation, ALTERRA FINANCE LLC, a Delaware limited liability company, ALTERRA USA HOLDINGS LIMITED, a Delaware corporation, the Lenders (as hereinafter defined), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
RECITALS
A.    The Credit Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of August 1, 2014, as amended by the First Amendment to Credit Agreement, dated as of November 15, 2015 (as so amended, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.
B.    The Borrower has requested that the Required Lenders amend the Credit Documents on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT DOCUMENTS
1.1    Leverage Ratio. Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“7.1    Leverage Ratio. The Borrower will not permit the Leverage Ratio as of any date after the Closing Date (i) on or before March 31, 2018, to be greater than 0.39 to 1.00, or (ii) thereafter, to be greater than 0.375 to 1.00.”
1.2    EU Bail-In Provisions.
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding each of the following defined terms in proper alphabetical order:
““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”
““EEA Financial Institution” means (i) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country which is a parent of an institution described in clause (i) of this definition, or (iii) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (i) or (ii) of this definition and is subject to consolidated supervision with its parent.”
““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”
““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”
““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”
““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
(b)    Article XI of the Credit Agreement is hereby amended by inserting the following new Section 11.19 in proper numerical order:
“11.19    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(c)    The definition of “Lender Insolvency Event” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after the end of clause (iii) (for the avoidance of doubt, immediately prior to the proviso):
“, or (iv) a Lender or its Parent Company has become the subject of a Bail-In Action”
(d)    Section 2.22(a)(i) of the Credit Agreement is hereby amended by inserting the following at the beginning of clause (b) (for the avoidance of doubt, immediately prior to the word “neither”):
“subject to Section 11.19,”
ARTICLE II
CONDITIONS OF EFFECTIVENESS
2.1    The amendments set forth in Article I shall become effective as of the date (the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Credit Parties and the Required Lenders.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1    Each Credit Party (solely as to itself and its Subsidiaries) represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks on and as of the Amendment Effective Date, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment, (iv) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof except for those which expressly relate to an earlier date, (v) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default, (vi) the Security Documents continue to create a valid security interest in, and Lien upon, all right, title and interest of each Account Party in and to the Collateral purported to be pledged by it thereunder and described therein, superior to and prior to the rights of all third persons and subject to no other Liens except as specifically permitted under the Credit Documents and (vii) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION
4.1    Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF)
5.2    Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
5.3    Expenses. The Credit Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.
5.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
5.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
5.8    Counterparts Received After the Amendment Effective Date. To the extent that, after the Amendment Effective Date but on or before November 3, 2017, any Lender that is not a party to this Amendment delivers a counterpart signature hereto, such signature page shall be appended hereto and such Lender shall become a party hereto as if such signature page had been included on the Amendment Effective Date.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

MARKEL CORPORATION

By:	/s/ Anne G. Waleski
Name:	Anne G. Waleski
Title:	Executive Vice President and Chief Financial Officer

MARKEL BERMUDA LIMITED

By:	/s/ April L. Duff
Name:	April L. Duff
Title:	Treasurer

MARKEL GLOBAL REINSURANCE COMPANY

By:	/s/ April L. Duff
Name:	April L. Duff
Title:	Treasurer

ALTERRA USA HOLDINGS LIMITED

By:	/s/ Anne G. Waleski
Name:	Anne G. Waleski
Title:	Vice President, Chief Financial Officer and Treasurer

ALTERRA FINANCE LLC

By:	/s/ Anne G. Waleski
Name:	Anne G. Waleski
Title:	Chief Financial Officer and Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, a Fronting Bank and as a Lender

By:	/s/ Kimberly Shaffer
Name:	Kimberly Shaffer
Title:	Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ John Modin
Name:	John Modin
Title:	Vice President and Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Karla K. Maloof
Name:	Karla K. Maloof
Title:	Head of Insurance, NA Corporate Banking Executed in New York, NY

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Executive Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

SunTrust Bank, as a Lender

By:	/s/ Paula Mueller
Name:	Paula Mueller
Title:	Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

Branch Banking & Trust Company, as a Lender

By:	/s/ Scott Hennessee
Name:	Scott Hennessee
Title:	Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	2VP

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A. as a Lender

By:	/s/ Tyler Nissen
Name:	Tyler Nissen
Title:	Associate

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Tatiana Ross
Name:	Tatiana Ross
Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT